UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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CORNING NATURAL GAS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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330 West William Street, Corning, New York 14830

March 22, 2013

Dear Fellow Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Corning Natural Gas Corporation on April 16, 2013, starting at 10:00 a.m. local time at our offices, 330 West William Street, Corning, New York 14830. As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is: (1) the election of directors, (2) a non-binding advisory vote to approve our executive compensation, (3) a non-binding advisory vote on the frequency with which we hold future advisory votes on our executive compensation, and (4) the ratification of the appointment of EFP Rotenberg LLP as our independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of our Board of Directors, for the fiscal year ending September 30, 2013. Our management team will also discuss our business and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of Corning Natural Gas Corporation, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

President and Chief Executive Officer

330 West William Street, Corning, New York 14830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2013

TO THE SHAREHOLDERS OF CORNING NATURAL GAS CORPORATION:

The 2013 Annual Meeting of Shareholders of Corning Natural Gas Corporation, a New York corporation, will be held on April 16, 2013, at 10:00 A.M. local time at 330 West William Street, Corning, New York 14830, for the following purposes:

1. To elect seven directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified;

2. To hold a non-binding advisory vote to approve the Company's executive compensation;

3. To hold a non-binding advisory vote to approve the frequency with which we hold future advisory votes on the Company's executive compensation;

4. To ratify the appointment of EFP Rotenberg LLP as our independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of our Board of Directors, for the fiscal year ending September 30, 2013; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on March 21, 2013, are entitled to vote at the annual meeting. All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

Stanley G. Sleve

Vice President - Administration and Corporate Secretary

CORNING NATURAL GAS CORPORATION

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 16, 2013

This Proxy Statement and our Annual Report to Shareholders for the fiscal year ending September 30, 2012, are available on our website at www.corninggas.com.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Corning Natural Gas Corporation ("Corning" or the "Company") to be used at our 2013 Annual Meeting of Shareholders to be held on April 16, 2013, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying President's letter, notice and proxy card, together with our Annual Report to Shareholders for the fiscal year ended September 30, 2012, are being sent to our shareholders beginning on or about March 22, 2013.

QUESTIONS AND ANSWERS

Q: When and where is the annual meeting?

A: Our 2013 Annual Meeting of Shareholders will be held on April 16, 2013, at 10:00 A.M. local time at our offices at 330 West William Street, Corning New York, 14830.

Q: What are shareholders voting on?

A: Four proposals: (1) the election of seven directors: Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Joseph P. Mirabito, William Mirabito, George J. Welch and John B. Williamson III; (2) a non-binding advisory vote to approve the Company's executive compensation; (3) a non-binding advisory vote to approve the frequency with which we hold future advisory votes on Company's executive compensation; and (4) the ratification of the appointment of EFP Rotenberg LLP as our independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of our Board of Directors, for the fiscal year ending September 30, 2013.

If a permissible proposal other than the election of directors or the ratification of our independent registered public accounting firm is presented at the Annual Meeting, your signed proxy card gives authority to each of Stanley G. Sleve, our Vice President - Administration and Corporate Secretary, and Firouzeh Sarhangi, our Chief Financial Officer and Treasurer, acting alone or together, to vote on any such additional proposal. We are not aware of any additional proposals to be voted on at the meeting.

Page 1.

Q: Who is entitled to vote?

A: The record date for the 2013 Annual Meeting of Shareholders is March 21, 2013. Therefore, only holders of our common stock as of the close of business on March 21, 2013, are entitled to vote. Each share of common stock is entitled to one vote at the meeting.

Q: How do shareholders vote?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke your proxy at any time before the meeting by:

* notifying our corporate secretary,

* voting in person, or

* returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Stanley G. Sleve and Firouzeh Sarhangi will vote, on your behalf: (1) FOR the nominated directors, (2)FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, (3) FOR the option to hold an advisory vote to approve executive compensation every one year, and (4) FOR the ratification of our independent registered public accounting firm.

Q: Who will count the vote?

A: Representatives of our transfer agent, Registrar and Transfer Company, will tabulate the votes. Marie Husted and Nichole Astolfi are Corning's election inspectors and will be responsible for reviewing the vote count.

Q: What shares are included on the proxy card and what does it mean if a shareholder gets more than one proxy card?

A: The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q: What constitutes a quorum?

A: As of the record date, 2,236,117 shares of our common stock were outstanding. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for adopting a proposal at the annual meeting. If you attend the Annual Meeting in person or submit a properly executed proxy card, then you will be considered part of the quorum.

Q: What Vote is Required to Approve Each Proposal?

A: Proposal 1: The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, "broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A "broker non-vote" refers to a share represented at the Annual Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which such broker or nominee does not have discretionary voting power to vote such share on one or more but not all proposals.

Page 2.

Proposal 2: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the proposal for an advisory vote to approve the Company's executive compensation. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, "broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present.

Proposal 3: The frequency that receives the highest number of votes will be deemed to be the non-binding recommendation of the Company's shareholders with respect to the non-binding advisory vote regarding the frequency of future shareholder advisory votes to approve the Company's executive compensation. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, "broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present.

Proposal 4: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for ratification of the appointment of EFP Rotenberg LLP as the Company's independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of our Board of Directors, for the fiscal year ending September 30, 2013. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, "broker non-votes" will be part of the voting power present and will be counted to determine whether or not a quorum is present.

Q: Who can attend the annual meeting?

A: All shareholders as of the record date, March 21, 2013, can attend.

Q: What percentage of stock are the directors and executive officers entitled to vote at the annual meeting?

A: Together, they beneficially own 661,466 shares of our common stock, or approximately 29.58% of our common stock entitled to vote at the annual meeting. Please see the "Securities Ownership of Certain Beneficial Owners and Management" table on pages 16 and 17 of this Proxy Statement for more information.

Q: Who are our largest principal shareholders?

A: The Gabelli Group beneficially owns 440,820 shares of our common stock, or 19.71% of the stock entitled to vote at the annual meeting and Michael I. German, our President and Chief Executive Officer, owns 412,236 shares of our common stock, or 18.44% of the stock entitled to vote at the annual meeting. Please see the "Securities Ownership of Certain Beneficial Owners and Management" table on pages 16 and 17 of this Proxy Statement for more information.

Page 3.

Q: When is a shareholder proposal due for the next annual meeting?

A: In order to be considered for inclusion in next year's proxy statement, shareholder proposals must be submitted in writing by November 22, 2013, to Stanley G. Sleve, Corporate Secretary, Corning Natural Gas Corporation, 330 West William Street, Corning, New York 14830, and must be in accordance with the requirements of Rule14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Please see the "Shareholder Proposals" section on page 20 of this Proxy Statement for more information.

Page 4.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, seven directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.

Nominees for election this year are Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Joseph P. Mirabito, William Mirabito, George J. Welch and John B. Williamson III. Each nominee has consented to be named in this Proxy Statement and to serve if elected until the next annual meeting or until his successor is duly elected and qualified. Information about the directors is included under "Board of Directors" below.

If any director to be elected by you is unable to stand for re-election, the Board may, by resolution, provide for a fewer number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors.

The Board of Directors recommends that you vote FOR Mr. Cook, Mr. German, Mr. Gibson, Mr. Joseph Mirabito, Mr. William Mirabito, Mr. Welch and Mr. Williamson III.

BOARD OF DIRECTORS

The nomination of each of the nominees listed below to serve for a one year term was approved by the Board. The names, ages, positions, business experience and principal occupations and employment of each director nominee is provided below.

Name	Age	Position	Director Since
Henry B. Cook, Jr.	65	Chairman of the Board and Director	2007
Michael I. German	62	Chief Executive Officer, President and Director	2006
Ted W. Gibson	70	Director	2006
Joseph P. Mirabito	54	Director	2010
William Mirabito	52	Director	2010
George J. Welch	67	Director	2007
John B. Williamson III	58	Director	2010

Henry B. Cook, Jr. is the Chairman of the Board of Directors and has served as a director since May 2007. Mr. Cook is also a director of The Corning Natural Gas Appliance Corporation ("Corning Appliance"), a wholly-owned subsidiary of the Company. He is the President of Triple Cities Acquisition, LLC, a heavy truck parts and vehicle dealer, and Roadwolf Transportation Products, LLC, an importer of heavy duty truck parts. He is not related to Matthew J. Cook, our Vice President - Operations. Mr. Cook has exhibited his expertise in the development and management of the business of those two companies. The business experience, together with the expertise about Corning derived from his years of service on the Board and leadership as Chairman of the Board led the Board of Directors to conclude that Mr. Cook has the judgment and skills desired for continued service on the Board.

Michael I. German has served as our Chief Executive Officer, President and director since December 2006. Mr. German also serves as the President of Corning Appliance. Prior to joining Corning, he was Senior Vice President, utility operations for Southern Union Company from 2005 to 2006 where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly-held energy services and delivery company, including President of several utilities. Mr. German is a board member of the Northeast Gas Association and several non-profit organizations. Mr. German's role as President and Chief Executive Officer responsible for Corning's day-to-day operation and its significant strategic initiatives, as well as his extensive experience in utility and public company operations, led the Board to conclude that Mr. German should continue to service as a Director.

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Ted W. Gibson has been a director since November 2006. Mr. Gibson is also a director of Corning Appliance. He serves as the Chief Executive Officer of Classic City Mechanical, an underground utility business. Mr. Gibson is also a corrosion specialist in the National Association of Corrosion Engineers and a graduate of the Georgia Institute of Technology - Mechanical Engineer. Mr. Gibson previously served as a United States Marine Corps Captain, and is a Vietnam veteran. He is an inspector for the Nevada State Boxing Commission. Mr. Gibson's professional background and extensive experience with pipelines and other underground utilities, his business and management expertise in his service as a Chief Executive Officer of Classic City Mechanical, his knowledge of the business of Corning and contributions during his years of service on the Board of Directors, led the Board of Directors to conclude that Mr. Gibson has the skills desired for continued service on the Board.

Joseph P. Mirabito has been a director since November 2010. He was President of Mirabito Fuel Group from 1986 to 1998. He is currently Chief Executive Officer of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC. From 1998 to 2009, he served as President of Granite Capital Holdings, Inc. He serves on several professional and civic boards in the central New York region. Mr. Mirabito's business and corporate management experience in the energy delivery businesses where he serves as the Chief Executive Officer, his knowledge of the local communities in Central New York served by those businesses and commitment to the growth of Corning as a significant shareholder, as well as his prior experience in advising and serving on the board and committees of Wilbur Bank Corporation, led the Board of Directors to conclude that Mr. Mirabito has the skills, connections and experience desired for continued service on the Board.

William Mirabito has served as a director since November 2010. He is currently President of Mang Insurance Agency and Vice President of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC. He is also the chairperson of the audit committee for Mirabito Holdings, Inc. In addition to serving as a board member of the Fox Hospital in Oneonta, New York, he also serves on its finance committee. He is also a board member of the Oneonta City School District and the State University of Oneonta Foundation. Mr. Mirabito's business and management experience as President of Mang Insurance Agency and Vice President of Mirabito Holdings, Inc., his commitment to the growth of Corning as a significant shareholder, as well as his experience in advising and serving on the board and committees of Fox Hospital, the Oneonta City School District and the State University of Oneonta Foundation led the Board of Directors to conclude that Mr. Mirabito has the skills and experience desired for continued service on the Board.

George J. Welch has served as a director since May 2007. Mr. Welch is also a director of Corning Appliance. He is a partner in the law firm of Welch & Zink in Corning, New York. Mr. Welch's practice concentrates on business transactions and real estate. He is currently an active director and member of many regional organizations, including a local economic development organization, a community foundation and PaneLogic, Inc., a provider of control system integration services. Mr. Welch's extensive experience as a business and real estate lawyer, his knowledge of the communities served by Corning from advising and serving on the board and committees of community and economic development organizations as well as other businesses, led the Board to conclude that he should continue to serve as a Director.

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John B. Williamson III has served as a director since November 2010. Mr. Williamson is also a director of Corning Appliance. Since 2003, Mr. Williamson has served as Chairman, President and Chief Executive Officer of RGC Resources, Inc., a $100 million energy distribution and services holding company. He served as Director, President and Chief Executive Officer of RGC Resources from 1999 to 2003. In addition, he serves as a director of Botetourt Bankshares, Inc., Optical Cable Corporation and Luna Innovations Corporation. Mr. Williamson received an MBA from the College of William and Mary and a BS from Virginia Commonwealth University. Mr. Williamson's experience as the Chairman, President and Chief Executive Officer of an energy distribution and services company, as well as his experienced in advising and serving on the boards and committees of other corporations, resulting in his broad understanding of the operational, financial and strategic issues that businesses generally and utilities face, led the Board to conclude that he should continue to serve as a Director.

Director Independence

The Board of Directors has determined and confirmed that each of Mr. Cook, Mr. Gibson, Mr. Joseph Mirabito, Mr. William Mirabito, Mr. Welch and Mr. Williamson do not have a material relationship with Corning that would interfere with the exercise of independent judgment and are, therefore, independent as defined by applicable laws and regulations and the listing standards of the New York Stock Exchange.

Director Compensation

On December 15, 2009, the Board of Directors agreed to increase the compensation for all Board members from 150 shares of our restricted common stock for each quarter of service as a director to 250 shares of our restricted common stock for each quarter of service as a director. The shares awarded become unrestricted upon a director leaving the Board. Directors who also serve as officers of Corning are not compensated for their service as directors. The directors' quarterly compensation was adjusted to 375 restricted shares in April 2011 due to the one for two stock dividend distributed by the Company. Because these shares are restricted, we have discounted the value of these shares at a rate of 25% less than the closing price of the stock on the day awarded.

On November 9, 2010, directors were issued compensatory shares for service from July 2010 through September 2010, on April 29, 2011, shares were issued for service for the quarters ended December 31, 2010 and March 31, 2011; and on February 22, 2012, shares were issued for service for the quarters ended June 30, 2011, September 30, 2011 and December 31, 2011. Directors received compensatory shares for service for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012. Information regarding shares of restricted stock awarded to directors in the fiscal year ended September 30, 2012, is summarized below, at the amount recognized for financial statement reporting purposes in accordance with FASB ASC 718 (formerly SFAS No. 123(R)).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Henry B. Cook, Jr.	-	14,597	-	14,597
Ted W. Gibson	-	14,597	-	14,597
Joseph P Mirabito	-	14,597	-	14,597
William Mirabito	-	14,597	-	14,597
George J. Welch	-	14,597	-	14,597
John B. Williamson III	-	14,597	-	14,597

Page 7.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on review of copies of reports furnished to us or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in the last fiscal year.

Attendance of the Board of Directors at Meetings

The Board of Directors met eight times during our 2012 fiscal year. All members of the Board of Directors participated in at least 75% of all Board and applicable committee meetings in the last fiscal year.

Corning strongly encourages members of the Board of Directors to attend annual meetings of shareholders. All members of the Board of Directors attended the 2012 Annual Meeting of Shareholders held on April 17, 2012.

Risk Oversight

The Board is actively involved in oversight of risks that could affect Corning and particularly focuses on operational risks such as those identified in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012. The full Board has overall responsibility for the general oversight of risks that could affect Corning, but some of this oversight is conducted by committees of the Board. The Board satisfies this responsibility through regular reports directly from officers responsible for oversight of particular risks within Corning, as well as through reports by each committee chair regarding the committee's considerations and actions.

Board Leadership Structure

The roles of Chief Executive Officer and Chairman of the Board are separated in recognition of the differences between the two roles. The Chief Executive Officer is responsible for Corning's strategic initiatives and Corning's day-to-day operations and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

Audit Committee

The audit committee is currently comprised of Mr. Williamson, the committee's chairman, Mr. Cook and Mr. William Mirabito, each of whom was determined by our Board of Directors to be "independent directors" as defined in the New York Stock Exchange listing standards. Mr. William Mirabito is a director of Mirabito Regulated Industries, LLC, which is a 50% owner of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC, both of which are joint ventures between the Corning Appliance Corporation and Mirabito Regulated Industries, LLC. Additional information regarding the audit committee is provided in the "Audit Committee Report" beginning on page 10 of this Proxy Statement.

Compensation Committee

Our compensation committee is currently comprised of Mr. Gibson, the committee's chairman, Mr. Joseph Mirabito, and Mr. Williamson. The compensation committee oversees Corning's executive compensation program. In this role, the committee reviews and approves, or recommends for approval by the full Board, the compensation that is paid or awarded to our executive officers. The goal of our compensation committee is to ensure that the total compensation paid to our executive officers and significant employees is fair, reasonable and competitive. No officers or employees of the Company served on the compensation committee. Mr. German meets with the compensation committee at their request and makes recommendations with respect to the compensation of other officers. Mr. Mirabito is an officer, director and shareholder of Mirabito Regulated Industries, LLC, a company that entered into two joint ventures with Corning in November 2010, Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. There are no interlocks between our compensation committee and officers and those of any other company.

Page 8.

The committee also administers our 2007 Stock Plan. The committee met twice in the last fiscal year to recommend salaries and report those recommendations to the full Board of Directors for approval. The committee does not have a written charter.

Nominating Committee

The nominating committee currently comprised of Mr. Cook, Mr. Joseph Mirabito and Mr. Welch, the committee's chairman. The committee met once during our 2012 fiscal year. The committee does not have a written charter.

If there are any vacancies on the Board or if the nominating committee determines not to re-nominate an incumbent director for election to the Board, our President and Chief Executive Officer and our Chairman of the Board generally will identify a qualified candidate for the committee's consideration. Director nominees are approved by the nominating committee and recommended to the full Board for their approval. Nominees are not required to possess specific skills or qualifications however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to Corning. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.

Corporate Governance and Community Relations Committee

The corporate governance and community relations committee is currently comprised of Mr. Welch, the committee's chairman, Mr. William Mirabito, Mr. German, and Mr. Gibson The committee met once during our 2012 fiscal year. The committee is responsible for developing corporate governance principles and practices, considering corporate governance issues, administering our related person transaction policy and assisting the Board in the Company's compliance with our code of business conduct and ethics.

Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the Board of Directors, a committee of the Board or with an individual director, should send the communication to:

Corning Natural Gas Corporation
Board of Directors [or committee name or director's name, as appropriate]
330 West William Street
Corning, New York 14830

We will forward shareholder correspondence about Corning to the Board, committee or individual director, as appropriate.

Page 9.

Code of Business Conduct and Ethics

Corning has a Code of Business Conduct and Ethics that applies to all employees, including our Chief Executive Officer and our Chief Financial Officer, who also serves as our principal accounting officer. This code is available on our website at www.corninggas.com. Any amendments or waivers to the code that apply to our Chief Executive Officer or Chief Financial Officer will be promptly disclosed to our shareholders by posting that information on our website.

AUDIT COMMITTEE REPORT

Corning has a separately designated standing audit committee. In accordance with its written charter that was approved and adopted by our board, our audit committee assists the board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. A copy of the audit committee charter is available on our website at www.corninggas.com. The audit committee is directly responsible for the appointment of Corning's independent public accounting firm and is charged with reviewing and approving all services performed for us by the independent accounting firm and for reviewing the accounting firm's fees. The audit committee reviews the independent accounting firm's internal quality control procedures, reviews all relationships between the independent accounting firm and Corning in order to assess the accounting firm's independence, and monitors compliance with our policy regarding non-audit services, if any, rendered by the independent accounting firm. In addition, the audit committee ensures the regular rotation of the lead audit partner and concurring partner. The audit committee reviews management's programs to monitor compliance with our policies on business ethics and risk management.

The audit committee is currently comprised of Mr. Williamson, the committee's chairman, Mr. Cook and Mr. William Mirabito. Mr. Mirabito is an officer, director and shareholder of a company that has entered into a joint venture with Corning. The committee met four times in the last fiscal year. Mr. Williamson, Mr. Cook and Mr. Mirabito are "independent directors" as defined in the New York Stock Exchange listing standards. In addition, each member of the audit committee is able to read and understand financial statements, including balance sheets, income statements and cash flow statements. The Board has determined that Mr. Williamson meets the qualifications for designation as a financial expert as defined in SEC rules through his experience as the chief executive officer of RGC Resources, Inc., a publicly-held company. The audit committee reviews and reassesses its charter as needed from time to time and will obtain the approval of the board for any proposed changes to its charter.

The audit committee oversees management's implementation of internal controls and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report the information required for public disclosure. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements with management and EFP Rotenberg LLP, our independent accounting firm. The audit committee also discussed with EFP Rotenberg LLP the matters required by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee." The audit committee reviewed with EFP Rotenberg LLP, which is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the audit committee pursuant to generally accepted auditing standards.

In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent accounting firm a formal written statement describing all relationships between the independent accounting firm and us that might bear on the accounting firm's independence consistent with the requirements of the Public Company Accounting Oversight Board and discussed with the accounting firm any relationships that may impact its objectivity and independence. In considering the accounting firm's independence, the audit committee also considered whether the non-audit services performed by the accounting firm on our behalf were compatible with maintaining the independence of the accounting firm.

Page 10.

In reliance upon (1) the audit committee's reviews and discussions with management and EFP Rotenberg LLP, (2) management's assessment of the effectiveness of our internal control over financial reporting, and (3) the receipt of an opinion from EFP Rotenberg LLP dated December 28, 2012, stating that Corning's financial statements for the fiscal year ended September 30, 2012 are presented fairly, in all material respects, in conformity with U.S. generally accepted accounting principles, the audit committee recommended to our board that these audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, for filing with the SEC.

Audit Committee
John B. Williamson III, Chairman
Henry B. Cook, Jr.
William Mirabito

Principal Accounting Firm Fees and Services

The following is a summary of the aggregate fees billed to us for the fiscal years ended September 30, 2012 and 2011, by our independent registered public accounting firm, EFP Rotenberg LLP, Certified Public Accountants of Rochester, New York.

	2012	2011
Audit Fees	$86,900	$86,500
Audit-Related Fees	$-	$-
Tax Fees	$18,000	$18,000
All Other Fees	$10,800	$6,700
Total	$115,700	$111,200

Audit Fees. These are fees for professional services rendered by EFP Rotenberg LLP for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, and services that are typically rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. There were no fees billed by EFP Rotenberg LLP for audit-related fees for the fiscal years ended September 30, 2012 and 2011.

Tax Fees. These are fees for professional services rendered by EFP Rotenberg LLP with respect to tax compliance, tax advice and tax planning. These services include the review of tax returns and consulting on tax planning matters.

All Other Fees. These are fees for the audit of our pension plan, opinion for the rights offering filing and the review of our internal controls and corporate governance. There were no fees billed by EFP Rotenberg LLP for other services not described above for the fiscal years ended September 30, 2012 and 2011.

The audit committee authorized the payment by us of the fees billed to us by EFP Rotenberg LLP in fiscal 2012 and 2011. The decision to engage EFP Rotenberg LLP was approved by the audit committee. The audit committee has considered whether the provision of non-audit services is compatible with maintaining EFP Rotenberg LLP independence. All audit and non-audit services are required to be pre-approved by the audit committee in accordance with its charter. In fiscal 2012 and 2011, EFP Rotenberg LLP had no direct or indirect financial interest in Corning in the capacity of promoter, underwriter, voting director, officer or employee.

Page 11.

Representatives of EFP Rotenberg will attend the 2013 Annual Meeting of Shareholders to answer appropriate questions and make statements if they desire.

EXECUTIVE OFFICERS

The names, ages, positions and certain other information concerning our current executive officers and significant employees is set forth below.

'

Name	Age	Position
Michael I. German*	62	Chief Executive Officer, President and Director
Firouzeh Sarhangi	54	Chief Financial Officer and Treasurer
Stanley G. Sleve	63	Vice President - Administration and Corporate Secretary
Matthew J. Cook	51	Vice President - Operations
Russell S. Miller	50	Vice President - Gas Supply and Marketing

* Biographical information for Mr. German can be found under "Board of Directors."

Firouzeh Sarhangi was appointed as Chief Financial Officer and Treasurer of Corning in 2006. Ms. Sarhangi also serves as Treasurer of Corning Appliance. From February 2004 until her appointment as Chief Financial Officer of Corning, she served as Vice President - Finance of Corning. Previously, she was President of Corning's Tax Center International ("TCI") subsidiary, a company she founded and operated until Corning purchased TCI in 1998. Ms. Sarhangi has thirty years of public accounting experience.

Stanley G. Sleve joined the Company and has served as Vice President since 1998. He has served as Corporate Secretary since 2006 and as Vice President - Administration since 2007. Mr. Sleve oversees corporate operations including customer service, facilities management, human resources, information technology and community relations. Mr. Sleve also serves as Secretary of Corning Appliance. Mr. Sleve served as the chairman of the board of directors of the Corning Area Chamber of Commerce for the past two years and now serves as a member of the Executive Committee and the Government Affairs Committee of the Chamber Board. He also serves on the Chemung County Chamber of Commerce Public Affairs Committee.

Matthew J. Cook joined Corning in February 2008 as Vice President - Operations. Mr. Cook has 14 years of natural gas utility experience. From 2000 until joining Corning, Mr. Cook was employed by Mulcare Pipeline Solutions, a supplier of products and services to the natural gas industry, in various position including sales manager and technical specialist. Previously, Mr. Cook served as operations engineer and gas engineer of New York State Electric and Gas. He is not related to our director, Henry B. Cook, Jr. Mr. Cook also serves as Vice President of Corning Appliance and as a director on the boards of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC.

Russell S. Miller rejoined Corning as our director of gas supply and marketing in June 2008 and was appointed as Vice President - Gas Supply and Marketing in December 2009. Mr. Miller also serves as Vice President of Corning Appliance. From 1987 through 2004 he was employed by us in various positions including Vice President - Operations, gas supply manager and mapping technician. From 2004 through 2006 he was employed as an industrial account manager for Sprague Energy Corp., a company located in Portsmouth, New Hampshire. From 2006 until rejoining Corning, he was employed by IBM as energy distribution manager where he managed a team of energy buyers. Mr. Miller also serves as a director on the boards of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC.

Page 12.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid by us to our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(1) ($)	Total ($)
Michael I. German, President and Chief Executive Officer	2012	165,000	-	40,719	35,893	5,413	247,025
	2011	165,000	-	-	40,564	5,611	211,175
Firouzeh Sarhangi, Chief Financial Officer and Treasurer	2012	122,000	-	8,144	18,717	3,179	152,040
	2011	121,423	7,140	-	21,786	3,442	153,791
Stanley G. Sleve, Vice President - Administration and Corporate Secretary	2012	111,115	-	8,144	32,365	3,333	154,957
	2011	108,519	6,390	-	33,745	3,447	152,102
Matthew Cook, Vice President - Operations and Engineering	2012	116,615	-	8,144	12,014	3,498	140,271
	2011	113,635	7,040	-	11,864	3,409	135,948
Russell Miller, Vice President - Gas Supply and Marketing	2012	106,114	-	8,144	15,185	3,183	132,626
	2011	103,231	6,000	-	26,031	3,097	138,359

(1) The amounts reported include 401(k) matching contributions by Corning in fiscal 2012 of $4,950 for Mr.German, $3,179 for Ms.Sarhangi, $3,333 for Mr. Sleve, $3,498 for Mr. Cook and $3,183 for Mr. Miller and in 2011, $4,950 for Mr. German, $3,442 for Ms.Sarhangi, $3,447 for Mr. Sleve, $3,409 for Mr. Cook and $3,097 for Mr. Miller.

Mr. German's Employment Agreement

Pursuant to his employment agreement dated November 30, 2006, Mr. German will serve as President and Chief Executive Officer of Corning for a period of three years, with an automatic renewal for successive one year periods thereafter. Mr. German received 75,000 options to purchase common stock of Corning for a price of $15.00 per share under our 2007 Stock Plan pursuant to the terms of the agreement. The employment agreement provides termination payments to Mr. German as follows:

  If Mr. German terminates his employment for "good reason" (as defined in the employment agreement, generally a decrease in title, position or responsibilities, a decrease in salary or bonus or a reduction in benefits), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.
  If Mr. German's employment is terminated without cause, then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.
  If Mr. German's employment is terminated for a "change in control" (as defined in the employment agreement), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to three times his then current annual salary.

Page 13.

Mr. German's employment agreement also contains standard confidentiality, non-competition and non-solicitation provisions for a period including Mr. German's employment and the twelve months immediately following the date of the termination of his employment.

None of our other executive officers have employment agreements.

Change of Control Agreements

On April 17, 2012, we entered into Change of Control Agreements with each of our named executive officers other than Mr. German: Ms. Sarhangi, Mr. Sleve, Mr. Cook, and Mr. Miller. Each agreement was effective as of April 20, 2012, and terminates on the first to occur of: (i) termination of the executive's employment with the Company prior to a Change of Control (as defined in the agreements); (ii) one year from the date of a Change of Control; or (iii) May 1, 2017, but only if no Change of Control has occurred as of such date.

Under each agreement, upon termination of the executive's employment with the Company within 12 months following a Change of Control, unless such termination is because of the executive's death, or by the Company for Cause or Disability (each as defined in the agreements) or by the executive other than for Good Reason (as defined in the agreements), we will be required to pay to the executive the following: (i) the executive's full salary through the date of termination and all other unpaid amounts to which the executive is entitled as of the date of termination under any plan or other arrangement of the Company, at the time such payments are due (and in any event within 90 days after the executive's separation of service from the Company); and (ii) an amount equal to 1.0 multiplied by the executive's annualized includable compensation for the base period (within the meaning of Section 280G of the Internal Revenue Code), subject to reduction if such payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, which payment must be made in a lump sum within 90 days after the executive's separation from service.

The executives are not required to mitigate the amount of any payment under the Change of Control Agreements by seeking employment or otherwise. We also agreed to pay to each of the executives all legal fees and related expenses incurred by the executive in connection with the agreement, whether or not the executive prevails.

Benefit Plans

We provide competitive welfare and retirement benefits to our executive officers as an important element of their compensation packages. Our executives receive medical and dental coverage, life insurance, disability coverage and other benefits on the same basis as our other employees. Our executives are also eligible to participate in our employee savings and pension plans.

Corning Natural Gas Corporation Employees Savings Plan. All employees of Corning who work for more than 1,000 hours per year and who have completed one year of service may enroll in the savings plan at the beginning of each calendar quarter. Under the savings plan, participants may contribute up to 50% of their wages. Corning matches one-half of the participant's contributions up to a total of 3% of the participant's wages. Matching contributions vest in the participants' accounts at a rate of 20% per year and become fully vested after five years. All participants may select one of ten investment plans, or a combination thereof, for their account. Distribution of amounts accumulated under the savings plan occurs upon the termination of employment or death of the participant. The savings plan also contains loan and hardship withdrawal provisions.

Page 14.

Pension Plan. We maintain a defined benefit pension plan, the Retirement Plan for Salaried and Non-Union Employees of Corning Natural Gas Corporation, that covers substantially all of our employees. We make annual contributions to the plan equal to amounts determined in accordance with the funding requirements of the Employee Retirement Security Act of 1974. The benefit payable under the pension plan is calculated based upon the employee's average salary for the four years immediately preceding his retirement. As defined in the plan, the normal retirement age is 62. The compensation covered by the pension plan includes only base salary, which for our named executive officers is identified in the summary compensation table as "Salary."

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information with respect to the stock options held by our most highly compensated executive officers as of the end of the past fiscal year.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Michael I. German Chief Executive Officer and President	22,500	-	11.33	9/23/2013(1)
	7,500	-	12.83	12/14/2015(3)
Firouzeh Sarhangi Chief Financial Officer and Treasurer	1,500	-	11.33	9/23/2013(2)
	1,500	-	12.83	12/14/2015(3)
Stanley G. Sleve Vice President - Admin. and Corp. Sect.	1,500	-	11.33	9/23/2013(2)
	1,500	-	12.83	12/14/2015(3)
Matthew Cook Vice President - Operations	1,500	-	11.33	9/23/2013(2)
	1,500	-	12.83	12/14/2015(3)
Russell Miller Vice President - Gas Supply & Marketing	1,500	-	11.33	9/23/2013(2)
	1,500	-	12.83	12/14/2015(3)

(1) The options are exercisable as follows: 1/3 of the shares on 9/23/2009; 1/3 of the shares on 9/23/2010; and 1/3 of the shares on 9/23/2011.

(2) The options are exercisable on 9/23/2009.

(3) The options are exercisable on 12/15/2011.

Equity Compensation Plan Information

The Corning Natural Gas Corporation 2007 Stock Plan provides for the issuance of 121,432 shares of our common stock. Beginning in 2008 and continuing for a period of nine years, on the day of each annual meeting of shareholders, the total maximum number of shares available for issuance will automatically increase to the number of shares equal to 15% of the shares outstanding. On the date of the 2012 Annual Meeting of Shareholders, April 17, 2012, the total maximum number of shares available for issuance increased to 295,828 shares. As of September 30, 2012, there were 42,000 options outstanding and the maximum number of shares available for future grants under the plan, excluding the 42,000 options outstanding, was 117,328.

Page 15.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	42,000	$11.81	117,328
Equity compensation plans not approved by security holders	-	-	-
Total	42,000	$11.81	117,328

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2013, information regarding the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our stock, each director, each director nominee, each executive officer, and all our directors and executive officers as a group.

	Common Stock Shares	Right to Acquire(3)	Total	Percentage
Names and Address(1)(2)
The Gabelli Group(4) One Corporate Center Rye, NY 10580
440,820

-

440,820

19.71%

Michael I. German(5)
412,236

30,000

442,236

19.78%

The Article 6 Marital Trust(5) under The First Amended and Restated Jerry Zucker Revocable Trust 4838 Jenkins Avenue North Charleston, SC 29405
214,451

-

214,451

9.59%

Mirabito Holdings, Inc.(7) 49 Court Street, PO Box 5306 Binghamton, NY 13901
185,425

-

185,425

8.29%

Mitchell Partners, L.P.(8)
3187-D Airway Avenue
Costa Mesa, CA 92626

135,488

-

135,488

6.06%

Ted W. Gibson(9)
101,712

-

101,712

4.55%

Henry B. Cook, Jr.(10)
21,514

-

21,514

0.96%

Firouzeh Sarhangi(11)
13,360

3,000

16,360

*

George J. Welch(12)
13,804

-

13,804

*

Stanley G. Sleve(13)
7,636

3,000

10,636

*

Joseph P. Mirabito(14)
190,189

-

190,189

8.51%

William Mirabito(15)
188,889

-

188,889

8.45%

John B, Williamson III16)
5,610

-

5,610

*

Russell Miller(17)
742

3,000

3,742

*

Matthew Cook(18)
600

3,000

3,600

*

All directors, director nominees and executive officers as a group (11 individuals)(19)
770,867

42,000

812,867

36.35%

* Less than 1 percent

Page 16.

(1) Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2) Unless otherwise indicated, the address of each beneficial owner is c/o Corning Natural Gas Corporation, 330 West William Street, Corning, New York 14830.

(3) Shares of common stock the beneficial owner has the right to acquire through stock options or warrants that are or will become exercisable within 60 days.

(4) Includes 350,251 shares of common stock held by Gabelli Funds, LLC and 90,569 shares held by Teton Advisors, Inc. Each of Gabelli Funds and Teton Advisors has sole voting and dispositive power over the shares of common stock held by it. Based solely on information in Amendment No. 15 to Schedule 13D filed with the SEC on September 21, 2012.

(5) Based solely on information in Amendment No. 1 to Schedule 13D filed with the SEC on September 24, 2012.

(6) Includes (a) 7,660 shares of common stock owned by Mr. German's son which Mr. German disclaims beneficial ownership except to the extent of his pecuniary interest therein, (b) 30,000 options to purchase common stock and (c) 4,738 shares of common stock acquired through the Company's Dividend Reinvestment Program.

(7) Based solely on information in Amendment No. 1 to Schedule 13G dated September 13, 2010 and filed with the SEC on November 12, 2010 and the Form 4's filed with the SEC on October 12, 2012 and adjusted for the rights offering in September 2012.

(8) Based solely on information in Amendment No. 4 to the Schedule 13G filed with the SEC on February 7, 2013, adjusted for the 1 for 2 stock dividend in April 2011 and the rights offering in September 2012.

(9) Includes 6,525 shares of restricted stock.

(10) Includes 6,450 shares of restricted stock and 392 shares of common stock acquired through the Company's Dividend Reinvestment Program.

(11) Includes 600 shares of restricted stock, options to purchase 3,000 shares of common stock and 316 shares of common stock acquired through the Company's Dividend Reinvestment Program.

(12) Includes 6,375 shares of restricted stock and 402 shares of common stock acquired through the Company's Dividend Reinvestment Program. 6,819 shares of common stock are beneficially owned by Vincent J. Welch Trust, of which Mr. Welch is one of three trustees having voting and investment powers.

(13) Includes 600 shares of restricted stock, options to purchase 3,000 shares of common stock and 307 shares of common stock acquired through the Company's Dividend Reinvestment Program.

(14) Includes 3,247 shares of restricted stock and 1,299 shares held by Mr. Mirabito's wife. Mr. Mirabito disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein. Also includes 185,425 shares of common stock owned by Mirabito Holdings, Inc. Mr. Mirabito is the Chief Executive Officer of Mirabito Holdings, Inc. and holds a 20% ownership interest in the corporation.

(15) Includes 3,247 shares of restricted stock. Also includes 185,425 shares of common stock owned by Mirabito Holdings, Inc. Mr. Mirabito is the Vice President of Mirabito Holdings, Inc. and holds a 21% ownership interest in the corporation.

(16) Includes 3,247 shares of restricted stock and 1,687 shares owned jointly with spouse.

(17) Includes (a) 600 shares of restricted stock, (b) options to purchase 3,000 shares of common stock, (c) 51 shares owned by Mr. Miller's wife and (d) 6 shares of common stock acquired through the Company's Dividend Reinvestment Program. Mr. Miller disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein.

(18) Includes 600 shares of restricted stock and options to purchase 3,000 shares of common stock.

(19) Includes 185,425 shares of common stock owned by Mirabito Holdings, Inc. Mr. Joseph Mirabito is the Chief Executive Officer of Mirabito Holdings, Inc. and holds a 20% ownership interest in the corporation, and Mr. William Mirabito is the Vice President of Mirabito Holdings, Inc. and holds a 21% ownership interest in the corporation.

Page 17.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Corning Appliance Corporation, in 50/50 joint ventures with Mirabito Regulated Industries, LLC, formed Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. Mr. Joseph P. Mirabito and Mr. William Mirabito are officers, directors and are 20% and 21% shareholders, respectively, of Mirabito Holdings, Incorporated, a sister company of Mirabito Regulated Industries, LLC. Mirabito Holdings, Incorporated holds approximately 8% of the Company's outstanding common stock. They are also on the board of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline, LLC. The Company and Mirabito Regulated Industries, LLC invested $105,000 each in fiscal 2012 into Leatherstocking Gas Company, LLC. The Company also invested $1,000 into Leatherstocking Pipeline, LLC in fiscal 2012 to open a checking account. The Company paid a total of $11,450 to Mr. Welch for services during the fiscal year ended September 30, 2012.

PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. Our executive compensation program is designed to: (a) attract, develop and retain high caliber executives who are capable of optimizing the Company's performance for the benefit of its shareholders, and (b) reward our executive officers for the achievement of annual, long-term, strategic, and operational goals. Please read the "Executive Compensation" section of this Proxy Statement beginning on page 13 or additional details about our executive compensation program, including information about the fiscal year 2012 compensation of our named executive officers.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our shareholders to vote "FOR" the following resolution at the 2013 Annual Meeting of Shareholders:

"RESOLVED, that the compensation paid to the Company's chief executive officer, chief financial officer, and other most highly compensated executives (the "named executive officers"), as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K), including the various compensation tables and related narrative discussion, is hereby APPROVED."

The vote is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation Committee. Our Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

Page 18.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OFF

UTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires us to submit a non-binding, advisory resolution to shareholders at least once every six years to determine how frequently we should seek an advisory vote to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, such as Proposal 2 included on page 18 of this Proxy Statement. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote to approve our executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

The Board of Directors has determined that an annual advisory vote on executive compensation will allow our shareholders to provide timely, direct input on the Company's executive compensation policies and practices as disclosed in the Proxy Statement each year. The Board believes that an annual vote is consistent with the Company's efforts to understand shareholders' views on executive compensation and corporate governance matters.

This vote is advisory and not binding on the Company or the Board of Directors. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by the shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors recommends that you vote FOR the option to hold an advisory vote to approve executive compensation every ONE (1) YEAR.

Page 19.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has appointed and the Board of Directors has ratified the appointment of the accounting firm of EFP Rotenberg LLP to serve as the Company's independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee, for the fiscal year ending September 30, 2013. EFP Rotenberg LLP (and its predecessor, Rotenberg & Co., LLP) has served as the Company's independent registered public accounting firm since 2004 and is considered by the audit committee, the Board of Directors and management of the Company to be well qualified. The shareholders are being asked to ratify the audit committee's appointment of EFP Rotenberg LLP. If the shareholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Representatives of EFP Rotenberg LLP will attend the annual meeting to answer appropriate questions and make statements if they desire.

The Board of Directors recommends a vote FOR the proposal to ratify the appointment of EFP Rotenberg LLP as our independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee, for the fiscal year ending September 30, 2013.

SHAREHOLDER PROPOSALS

A shareholder intending to present a proposal to be included in our proxy statement for our 2013 Annual Meeting of Shareholders must deliver a proposal, in accordance with the requirements of Rule 14a-8 under the Exchange Act, to our corporate secretary at our principal executive office no later than November 22, 2013. A shareholder's notice to the corporate secretary must set forth as to each matter the shareholder proposes to bring before the meeting:

    a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, the name and record address of the shareholder proposing such business, the number of shares of our common stock that are beneficially owned by the shareholder, and any material interest of the shareholder in such business.

A shareholder may also present a proposal directly to our shareholders at the Annual Meeting. However, if we do not receive notice of the shareholder proposal prior to the close of business on February 5, 2014, SEC rules permit management to vote proxies in their discretion on the proposed matter. If we receive notice of the shareholder proposal on or before the close of business on February 5, 2014, management can only vote proxies in their discretion if they advise shareholders in our 2014 Proxy Statement about the nature of the proposed matter and how management intends to vote on the matter.

OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted at the 2013 Annual Meeting of Shareholders. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

You are urged to sign and return your proxy promptly to make certain your shares will be voted at the 2013 Annual Meeting of Shareholders. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Stanley G. Sleve

Vice President - Administration and Corporate Secretary

March 22, 2013

Page 20.

REVOCABLE PROXY
CORNING NATURAL GAS CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
APRIL 16, 2013, 10:00 A.M. LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints each of Firouzeh Sarhangi and Stanley G. Sleve, acting alone or together, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Corning Natural Gas Corporation to be held on April 16, 2013, at 330 West William Street, Corning, New York 14830, located south of West Pulteney Street and west of Goff Street, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the March 22, 2013 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Corning Natural Gas Corporation.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

WWW.CORNINGGAS.COM

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[X] **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. To elect seven directors to serve for a one year term. — For ☐ With-hold ☐ For All Except ☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

2. Non-binding advisory vote to approve the Company's executive compensation; — For ☐ Against ☐ Abstain ☐

3. Non-binding advisory vote on the frequency with which we hold future advisory votes on the Company's executive compensation; — One Year ☐ Two Years ☐ Three Years ☐ Abstain ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 4 AND FOR THE OPTION TO HOLD AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY ONE (1) YEAR IN PROPOSAL 3.

This proxy will be voted FOR proposals 1, 2 and 4 and FOR the option to hold an advisory vote to approve executive compensation every one (1) year in proposal 3 unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.

Please be sure to date and sign this proxy card in the box below.

Date ______________

Sign above ______________ Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

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